INTANGIBLE ASSETS, NET	6 Months Ended
Mar. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET
5.
INTANGIBLE ASSETS, NET

Intangible assets, net consist of the following:

	As of September 30,	As of March 31,
	2022	2023
Cost:
Apartment rental contracts	55,967	3,001
Trademarks	16,294	—
	72,261	3,001
Less: Accumulated amortization	(58,786)	(3,001)
	13,475	—

Amortization expenses were RMB 21,967 and RMB 3,001 for the six months ended March 31, 2022 and 2023, respectively. Impairment loss against intangible assets were RMB 100,156 and RMB 10,474 for the six months ended March 31, 2022 and 2023, respectively.

Impairment of apartment rental contracts

The Group acquired from Great Alliance Coliving Limited. and its affiliates (“Beautiful House”) certain assets, including approximately 72,000 apartment rental contracts and leasehold improvements attached to the apartments, and trademarks of Beautiful House. The Group determined the estimated fair values using Level 3 inputs after review and consideration of relevant information, which are unobservable inputs that fall within Level 3 of the fair value hierarchy.

As of March 31, 2022 and March 31, 2023, the Group reviewed the fair value of the apartment rental agreements based on the income approach using the discounted cash flow associated with the underlying assets, which incorporated certain assumptions including projected rooms’ revenue, growth rates and projected operating costs based on current economic condition, expectation of management and projected trends of current operating results. As a result, the Group has determined that the majority of the inputs used to value its apartment rental agreements is unobservable inputs that fall within Level 3 of the fair value hierarchy. The revenue growth rate and the discount rate were the significant unobservable inputs used in the fair value measurement.

The revenue growth rate for apartment rental agreements was 0%, and the discount rate was 11% for the six months ended March 31, 2022, both of which met the profit projection target. The carrying amount of apartment rental agreements exceeds its fair value by RMB 29,550, the Group recognized impairment against apartment rental agreements of RMB 29,550 for the six months ended March 31, 2022.

The revenue growth rate for apartment rental agreements was 0%, as a result of increase of unit rental fee by 0%, and the discount rate was 11% for the six months ended March 31, 2023, which underperformed the profit projection target. The Group provided impairment of RMB 10,474 on apartment rental contracts for the six months ended March 31, 2023.

Impairment of trademarks

As of March 31, 2022, the Group wrote off full trademark balance because the trademark will not be used in the future consider the future business development.